Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2016
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make judgments, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets and liabilities, income and expenses. Significant items subject to such estimates and assumptions include the impairment of goodwill and other non-financial assets, useful life of property, plant and equipment, decommissioning costs representing the asset retirement obligations, environmental provisions, employee defined benefit obligations, income taxes, unit based compensation and contingencies.
Estimates and underlying assumptions are reviewed on an ongoing basis and are based on historical experience, terms of existing contracts and trends in the industry. The results form the basis of making the judgments about carrying values of assets and liabilities that are not readily apparent from other sources and various other factors that are believed to be reasonable under the circumstances. Estimates and assumptions about future events and their effects cannot be perceived with certainty and, accordingly, these estimates may change as new events occur, as more experience is acquired, as additional information is obtained and as our operating environment changes. While the Partnership believes that the estimates and assumptions used in the preparation of the consolidated and combined carve-out financial statements are appropriate, actual results could differ from those estimates. Revisions to accounting estimates are recognized in the period in which the estimate is revised and in any future periods affected.
Reporting Currency
The consolidated and combined carve-out financial statements are prepared in the reporting currency of U.S. dollars. The functional currency of the Partnership operating subsidiaries domiciled in Asia, Middle East and North America is the U.S. dollar, because the subsidiaries operate in the regional or international markets where the majority of revenues and costs are denominated in U.S. dollars. Certain of the Partnership's holding and operating subsidiaries domiciled in Europe operate in the regional and international market where the majority of revenues and costs are denominated in Euro and consequently the functional currency of these subsidiaries is the Euro.
Transactions involving currencies other than an entity’s functional currency during the year are converted into the functional currency using the exchange rates in effect at the time of the transactions. As of the balance sheet dates, monetary assets and liabilities that are denominated in currencies other than the functional currency are translated to reflect the year-end exchange rates. Resulting gains or losses are reflected in the accompanying consolidated and combined carve-out statements of operations.
The assets and liabilities for those subsidiaries with a functional currency other than U.S. dollar, are translated into U.S. dollar at exchange rates in effect at the balance sheet date, and revenues and expenditures are translated at average exchange rates. Differences arising from these foreign currency translations are recorded in the consolidated and combined carve-out balance sheets in accumulated other comprehensive income within equity.
Cash and Cash Equivalents
The Partnership considers all highly liquid investments with original maturities of three months or less to be cash equivalents. Cash equivalents are recorded at cost, which approximates fair value. As of December 31, 2016 and 2015 cash and cash equivalents were comprised of cash held in banks.
Restricted Cash
Restricted cash consists of bank deposits which are not immediately available for use due to contractual restrictions.
Trade Accounts Receivable and Allowance for Doubtful Accounts
Trade accounts receivable are customer obligations due under agreed-upon trade terms and are recorded at the invoiced amount and do not bear interest. The Partnership regularly performs credit evaluations of its customers and generally does not require collateral. Management regularly reviews trade accounts receivable on a case-by-case basis to determine if any receivables could potentially be uncollectible, and if so, includes a determined amount in the allowance for doubtful accounts.
Other Receivables
Other receivables are recorded in the balance sheets at their nominal amount less an allowance for doubtful accounts. Other receivables include employee receivables, proceeds from insurance claims, unbilled reimbursable costs, and tax receivables being mainly value added taxes and other receivables, which management believes to have minimal credit risk.
Property, Plant and Equipment
Property, plant and equipment are stated at historical cost less accumulated depreciation and impairment loss, if any. The Partnership capitalizes all direct and indirect construction costs. Indirect construction costs include general engineering, direct project management costs and the cost of funds used during construction. Interest on borrowed funds is capitalized on projects during construction based on the weighted-average interest rate of our debt. The Partnership capitalizes interest on all construction projects requiring a completion period of six months or longer.
Costs, including complete asset replacements and enhancements or upgrades that increase the original efficiency, productivity or capacity of property, plant and equipment, are also capitalized. The costs of repairs, minor replacements and maintenance projects are expensed as incurred, unless they increase the original efficiency, productivity, capacity or useful life of property, plant and equipment.
When an item of property, plant and equipment comprises major components having different useful economic lives, they are accounted for as separate items of property, plant and equipment. Depreciation is computed from the date that the asset is available for use and is charged to the consolidated and combined carve-out statement of operations on a straight-line basis over the estimated useful economic life and taking into account the estimated residual value.
Property, plant and equipment are depreciated using the straight-line method, over the estimated useful life of each asset as follows:

Useful life in Years
Buildings	10 to 40
Main components of tanks and jetties	10 to 40
Installations	10 to 25
Other equipment	3 to 10

The Partnership assigns asset lives based on reasonable estimates when an asset is placed into service. Subsequent events could cause us to change our estimates, which would impact the future calculation of depreciation expense.
Asset Retirement Obligation
The Partnership initially records asset retirement obligations at fair value at the time a legal (or constructive) obligation is incurred, if the liability can be reasonably estimated. When the liability is initially recorded, the carrying amount of the related asset is increased by the amount of the liability. Over time, the liability is accreted to its future value, with the accretion recorded as operating expense. The Partnership’s operating assets generally consist of storage tanks, pipelines and related facilities, which when properly maintained, have a prolonged period of economic use. Management is therefore unable to reliably predict when, or if, the Partnership’s tanks, pipelines and related facilities would become completely obsolete and require decommissioning. Accordingly, the Partnership has not recorded a liability or corresponding asset as both the amounts and timing of such potential future costs are indeterminable.
Impairment Assessment of Long-Lived Assets
Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group to be tested for possible impairment, the Partnership first compares the undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If a long-lived asset is not recoverable on an undiscounted cash flow basis, the impairment loss is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques, such as discounted future cash flows analysis, quoted market values and third-party independent appraisals, as considered necessary.
Lease Rights
Lease rights comprise land lease rights or separately acquired jetty lease rights and are recorded at initial recognition at the amount paid. Following initial recognition, lease rights are expensed using the straight-line method over the life of the lease. The expenses are recognized in the consolidated and combined carve-out statement of operations under operating expenses.
Goodwill
Goodwill represents the excess of purchase price over fair value of net assets acquired. Goodwill is not amortized but is annually reviewed for impairment at year-end or more frequently if impairment indicators are identified. The Partnership tests goodwill for impairment using a two-step analysis, with the option of performing a qualitative assessment before performing the first step of the two-step analysis, whereby the carrying value of the reporting unit is compared to its fair value in the first step. If the carrying value of the reporting unit is greater than its fair value, the second step is performed, where the implied fair value of goodwill is compared to its carrying value. An impairment charge is recognized for the amount by which the carrying amount of goodwill exceeds its fair value. The fair value is estimated using the net present value of discounted cash flows of the reporting unit.
Postretirement Benefit Plan Obligations
Defined Contribution Plan
The Partnership has various pension plans for its employees of which most are defined contribution plans. A defined contribution plan is a plan under which the Partnership pays fixed contributions into a separate entity. Obligations for contributions to defined contribution pension plans are recognized as an employee benefit expense in the consolidated and combined carve-out statement of operations as incurred.
Defined Benefit Plan and Post Employment Plan
The Partnership’s net obligation in respect of defined benefit pension plans is calculated separately for each plan.
The defined benefit asset or liability comprises the present value of the defined obligation, less unrecognized prior service costs and less the fair value of plan assets out of which the obligations are to be settled. Plan assets are assets that are held by a long-term employee benefit fund and are not available to the creditors, nor can they be paid directly to any of the Partnership's’ companies.
The cost of providing postretirement benefits is actuarially determined based upon an independent actuarial valuation using management’s best estimates of discount rates, rates of return on plan assets, rates of compensation increase, retirement ages of employees and expected health care costs. The cost of pensions earned by employees is actuarially determined using the projected benefit method pro-rated on credited service.
For amortization of unrecognized actuarial gains or losses (originating from differences between expectations and realizations and/or changes in actuarial assumptions) the Corridor Method is used. The unrecognized gain (or loss) exceeding 10% of the greater of projected benefit obligation or fair value of assets is amortized to the statement of operations over the average future work life.
Unit based compensation

The Partnership awards unit based compensation to eligible participants under the Partnership's Long Term Incentive Plan (LTIP). All unit based payments to participants under the LTIP are recognized in our consolidated and combined carve-out statements of operations based on their fair values. The fair values of the awards are estimated on the date of grant. Compensation expense equal to the fair value of the awards that are expected to vest is estimated and recorded over the period the grants are earned, which is the vesting period. Compensation expense estimates are updated periodically. The vesting of the performance unit awards is also contingent upon the attainment of predetermined performance goals. Depending on the estimated probability of attainment of those performance goals, the compensation expense recognized related to the awards could increase or decrease over the remaining vesting period.
Environmental Provisions
Provisions are recognized when the Partnership has a present obligation (legal or constructive) as a result of a past event, when (i) it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and (ii) a reliable estimate can be made of the amount of the obligation.
Environmental provisions are recognized for soil contamination whereby agreements have been made with the local authorities to remediate or contain the soil contamination. The environmental provisions are undiscounted and have been determined based on agreed remediation plans using existing technology, at current prices and on estimates by third party experts. The recorded provisions comprise the expected costs of site restoration, environmental remediation, cleanup or other obligations that are known and based on an agreed project plan and can be reasonably estimated.
Revenue Recognition
The Partnership generates revenues through the provision of fee-based services to their customers generally under multi-year agreements. Agreements contain “take-or-pay” provisions whereby the Partnership is entitled to a minimum throughput or storage fee. The Partnership recognizes revenues when the service is provided, the refined petroleum products and crude oil are handled or when the customer’s ability to make up the minimum volume has expired, in accordance with the terms of the contracts.
The Partnership’s assessment of each of the four revenue recognition criteria as they relate to their revenue producing activities is as follows:

1.	Persuasive Evidence of an Arrangement Exists.
The Partnership's customary practices are to enter into a written contract, executed by both the customer and the Partnership or to obtain other written correspondence that represents a legally binding arrangement.

2.	Service is Provided.
The Partnership considers services are provided when the refined petroleum products and crude oil are shipped through, delivered by or stored in their pipelines, terminals and storage facilities, as applicable.

3.	Fixed or Determinable Fee.
The Partnership negotiates the fees for its services at the outset of its fee-based agreements. The storage fees generally are due in advance on the first day of the month. For other agreements, such as ancillary services, the amount of revenue is determinable after services are provided and volumes handled. These fees are generally determined and invoiced at the end of the month.

4.	Collection is Deemed Probable.
Collectability is evaluated on a customer-by-customer basis. The Partnership conducts a credit review for all customers at the inception of a new agreement to determine the creditworthiness of potential and existing customers. Collection is deemed probable if it is expected that the customer will be able to pay amounts under the agreement as payments become due. If the Partnership determines that collection is not probable, revenues are deferred and recognized upon cash collection.
The Partnership collects taxes on certain revenue transactions to be remitted to governmental authorities, which may include sales, use, value added, goods and services and some excise taxes. These taxes are not included in revenue.
Income Taxes
Income tax comprises current and deferred tax. Income tax is recognized in the consolidated and combined carve-out statements of operations except to the extent that it relates to items recognized directly in equity, in which case it is recognized in other comprehensive income. Current tax is the expected tax payable on the taxable income for the year, using enacted tax rates at the balance sheet date and any adjustments to tax payables in respect of previous years.
Income taxes are accounted for under the liability method. We recognize deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts and income tax basis of assets and liabilities and the expected benefits of utilizing net operating loss and tax credit carry-forwards, using enacted tax rates in effect for each taxing jurisdiction in which we operate for the year in which temporary differences are expected to be recovered or settled. We recognize the financial statement effects of a tax position when it is more likely than not, based on technical merits, that the position will be sustained upon examination. Net deferred tax assets are then reduced by a valuation allowance if we believe it is more likely than not that such net deferred tax assets will not be realized. Certain of our valuation allowances and tax uncertainties are associated with entities that we acquired in business combinations. The effect on deferred tax assets and liabilities of a change in tax rate is recognized in income in the period that includes the enactment date. Interest and penalties and the effects of foreign exchange, if any, related to income tax liabilities are included in income tax expense. All deferred income tax amounts are recognized as a long term asset or liability.
The Netherlands domiciled entities of the Partnership are part of a Netherlands tax fiscal unity (the “Netherlands Fiscal Unity”). The Netherlands Fiscal Unity combines individual tax paying Netherlands entities and their ultimate Netherlands parent company as one taxpayer for Netherlands corporate income tax purposes. The intercompany tax allocations from the Netherlands Fiscal Unity are not subject to tax sharing agreements and no cash payments are made between the companies related to Netherlands tax attributes.
Other Comprehensive Income
Other comprehensive income consists of post-retirement benefit plan costs not recognized in earnings, the effective portion of a cash flow hedge and the translation differences of entities with a functional currency in Euro, and is reflected net of the related income tax effects.
Fair Value Measurements
The Partnership utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. Fair value measurements are derived using inputs and assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. A financial asset’s or liability’s classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement.
The fair value classification prioritizes the inputs used in measuring the fair value as follows:

Level 1:	Assets and liabilities with unadjusted, quoted prices listed on active market exchanges.

Level 2:
Assets and liabilities determined using prices for recently traded assets and liabilities with similar underlying terms, as well as directly or indirectly observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3:
Assets and liabilities that are not actively traded on a market exchange. This category includes situations where there is little, if any, market activity for the asset or liability. The prices are determined using significant unobservable inputs or valuation techniques.

Accounting for Leases
Leases of assets under which substantially all the risks and rewards of ownership are effectively retained by the lessor are classified as operating leases. Lease payments under an operating lease are recognized as an expense on a straight-line method over the lease term.
Derivative Financial Instruments and Hedging Activities
The Partnership’s primary derivative instruments include interest-rate swap agreements and forward foreign exchange contracts which are recorded at fair value. Changes in the fair value of these derivatives, which have not been designated as hedging instruments, are recorded as a gain or loss within other income/(expense) in our consolidated and combined carve-out statement of operations. Changes in the fair value of any derivative instrument or non-derivative instrument that we have formally designated as a hedge, including a hedge in a net investment of a subsidiary, are recognized in other comprehensive income/(loss) in our consolidated and combined statement of comprehensive income. Any change in fair value relating to an ineffective portion of a designated hedge is recognized in the consolidated and combined carve-out statement of operations.
The Partnership formally documents all relationships between hedging instruments and hedged items, as well as the risk-management objective and strategy for undertaking various hedge transactions. This process included linking all derivatives and non-derivatives that were designated as hedges. The Partnership also formally assessed, both at the hedge’s inception and on an ongoing basis, whether the derivatives or non-derivatives that were used in hedging transactions were highly effective. If it is determined that a derivative or non-derivative was not highly effective as a hedge, that it had ceased to be a highly effective hedge, or the derivative expires or is sold, terminated or exercised, we discontinue hedge accounting prospectively.
Earnings per unit
The Partnership computes earnings per unit using the two-class method for its participating securities, which include the general partner units, common units, subordinated units, and the incentive distribution rights.
Recently Issued Accounting Standards
New Accounting Standards Adopted
ASU 2014-12
In June 2014 the FASB issued ASU No. 2014-12 Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period. ASU 2014-12 requires a reporting entity to treat a performance target that affects vesting and that could be achieved after the requisite service period as a performance condition. A reporting entity should apply FASB ASC Topic 718, Compensation—Stock Compensation to awards with performance conditions that affect vesting. ASU 2014-12 is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2015. Early adoption is permitted. Adoption of ASU No. 2014-12 did not have a material impact on the financial position or the results of operations.
ASU 2015-06
In April 2015, the FASB issued ASU 2015-06, Effects on Historical Earnings per Unit of Master Limited Partnership Dropdown Transactions. Master limited partnerships (MLPs) apply the two-class method to calculate earnings per unit (EPU) because the general partner, limited partners, and incentive distribution rights holders each participate differently in the distribution of available cash. When a general partner transfers (or “drops down”) net assets to a master limited partnership and that transaction is accounted for as a transaction between entities under common control, the statements of operations of the master limited partnership are adjusted retrospectively to reflect the dropdown transaction as if it occurred on the earliest date during which the entities were under common control. The amendments in ASU 2015-06 specify that for purposes of calculating historical EPU under the two-class method, the earnings (losses) of a transferred business before the date of a dropdown transaction should be allocated entirely to the general partner interest, and previously reported EPU of the limited partners would not change as a result of a dropdown transaction. Qualitative disclosures about how the rights to the earnings (losses) differ before and after the dropdown transaction occurs also are required. This update is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The adoption of this guidance did not have an impact but will impact the calculation of EPU in periods during which a dropdown transaction of net assets occurs.

New Accounting Standards Not Yet Adopted
ASU No. 2014-9
In May 2014, the FASB issued ASU No. 2014-9, Revenue from Contracts with Customers. The ASU provides a five-step analysis of transactions to determine when and how revenue is recognized. In August 2015, the FASB issued ASU 2015-14, which deferred the effective date by one year to annual reporting periods beginning after December 15, 2017. The FASB has permitted early adoption beginning after December 15, 2016. The Partnership is currently evaluating the provisions of this accounting standards update and assessing the impact, if any, that it may have on our consolidated results of operations, balance sheets, cash flows or disclosures. The evaluation process includes comparing the new accounting guidance to our current revenue recognition policies, a review of existing contracts with customers and the terms and conditions of such contracts and determining the method of adoption and any related impact on our internal controls.
ASU 2016-01
In January 2016, the FASB issued ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10). This update is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information. The amendments in the update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. This update is effective for financial statements issued for annual periods beginning after December 15, 2017, and interim periods within those fiscal years. The Partnership is evaluating the provisions of this accounting standards update and assessing the impact, if any, that it may have on our consolidated results of operations, balance sheets or cash flows.
ASU 2016-02

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This update introduces a new lease model that requires the recognition of lease assets and lease liabilities on the balance sheet and the disclosure of key information about leasing arrangements. This update is effective for financial statements issued for annual periods beginning after December 15, 2018, and interim periods within those fiscal years. The Partnership is evaluating the provisions of this accounting standards update and assessing the impact, if any, that it may have on our consolidated results of operations, balance sheets or cash flows.
ASU 2016-09

In March 2016, the FASB issued ASU 2016-09, Compensation - Stock Compensation (Topic 718), Improvements to Employee Share Based Payment Accounting. This update changes how entities recognize the tax effects of awards in the income statement when the awards vest or are settled as well as revising guidance on employers' accounting for an employee's use of shares to satisfy the employer's statutory income tax withholding obligation and for forfeitures. This update is effective for financial statements issued for annual periods beginning after December 15, 2016 and for interim periods within those fiscal years. Early adoption is permitted in any annual or interim period for which financial statements have not been issued or made available for issuance, but all guidance must be adopted in the same period. If an entity adopts the guidance in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. The Partnership is evaluating the provisions of this accounting standards update and assessing the impact, if any, that it may have on our consolidated results of operations, balance sheets or cash flows.
ASU 2016-15

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of
Certain Cash Receipts and Cash Payments. This update addresses how certain cash receipts and cash payments are presented and classified in the statement of cash flows, with the objective of reducing existing diversity in practice with respect to these items. The guidance must be applied retrospectively, and it is effective for annual reporting periods beginning after December 15, 2017 and interim periods within those annual periods, with early adoption permitted. The Partnership is evaluating the provisions of this accounting standards update and assessing the impact, if any, that it may have on our consolidated statement of cash flows.
ASU 2016-18

On November 17, 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force. This update requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Entities will also be required to reconcile such total to amounts on the balance sheet and disclose the nature of the restrictions. This guidance is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted. The Partnership does not believe the adoption of this guidance will have a material impact on our consolidated results of operations, balance sheets, cash flows or disclosures.

ASU 2017-04

In January 2017, the FASB issued issued ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Accounting for Goodwill Impairment. This update simplifies the test for goodwill impairment. The guidance eliminates Step 2 from the goodwill impairment test, which required entities to calculate the implied fair value of a reporting unit's goodwill by assigning the fair value of a reporting unit to all of its assets and liabilities as if that reporting unit had been acquired in a business combination. Under the new guidance, entities will recognize an impairment charge for the amount by which the fair value of a reporting unit exceeds its carrying amount. The guidance must be applied using a prospective approach and is effective for interim and annual goodwill impairment tests in fiscal years beginning after December 15, 2019, with early adoption permitted. The Partnership does not believe the adoption of this guidance will have a material impact on our consolidated results of operations, balance sheets, cash flows or disclosures.